Summary Prospectus
Managers AMG Chicago Equity Partners Balanced Fund
TICKER: Investor Class: MBEAX	Service Class: MBESX
Institutional Class: MBEYX

May 1, 2013
(as revised December 18, 2013)

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.managersinvest.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@managersinvest.com. The current prospectus dated May 1, 2013, and statement of additional information dated May 1, 2013, as supplemented December 18, 2013, are incorporated by reference into this summary prospectus.
Investment Objective
The Managers AMG Chicago Equity Partners Balanced Fund’s (the “Fund” or “CEP Balanced Fund”) investment objective is to achieve a high total investment return, consistent with the preservation of capital and prudent economic risk.
Fees and Expenses of the Fund
The table below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Service Class	Institutional Class
Management Fee	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.56% [2]	0.56% [1,2]	0.56%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[3]	1.52%	1.27%	1.27%
Fee Waiver and Expense Reimbursements[4]	(0.42)%	(0.42)%	(0.42)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[3]	1.10%	0.85%	0.85%
1“Other Expenses” are estimated for the current fiscal year based on the annualized expenses and may not be representative of a full fiscal year.
2Other Expenses do not include extraordinary expenses as determined under generally accepted accounting principles.  If extraordinary expenses had been included, Other Expenses would have been 0.57%.
3The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may not correlate to the ratios of expenses to average net assets in the Financial Highlights section of the Fund’s Prospectus. The ratios reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired funds.
4 Managers Investment Group LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2014, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions, and other transactions costs, acquired fund fees and expenses, and extraordinary expenses) to 0.84% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. Under such arrangement, if the maximum amount of shareholder servicing fees and distribution and service (12b-1) fees were charged to the classes under the current applicable plans, the total annual fund operating expenses (excluding the other items noted in the parenthetical above) of the Investor Class, Service Class, and Institutional Class would be 1.09%, 0.94%, and 0.84%, respectively, of the average daily net assets of such classes. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2014. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$112	$439	$789	$1,777
Service Class	$ 87	$361	$657	$1,497
Institutional Class	$ 87	$361	$657	$1,497
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 110% of the average value of its portfolio.
Principal Investment Strategies
The Fund will ordinarily invest 50-65% of its total assets in equity securities and invests the remainder in bonds and other fixed income securities, as well as cash or cash equivalents.
The Fund will invest at least 25% of its total assets in equity securities. The equity portion of the Fund is invested primarily in a diversified portfolio of U.S. common stocks, as well as other U.S. and foreign securities, including convertible securities and warrants. Normally, the equity portion of the Fund will focus on large- (generally determined by reference to the capitalization of companies in the Russell 1000® Index) and medium-sized

SUM024-0213

Managers AMG Chicago Equity Partners Balanced Fund SUMMARY PROSPECTUS

(generally determined by reference to the capitalization of companies in the Russell Midcap® Index) companies which will generally be listed on the New York or American Stock Exchanges or on NASDAQ and widely held among a large number of investors. As of May 31, 2012, the date of the latest reconstitution of the Indices, the range of market capitalizations for the Russell 1000® Index and Russell Midcap® Index was $1.35 billion to $540.21 billion and $1.35 billion to $17.39 billion, respectively. For equity investments, Chicago Equity Partners, LLC (“CEP”) typically utilizes a proprietary, multi-factor ranking system encompassing momentum, value, and quality factors to identify attractive stocks.
The Fund will invest at least 25% of its total assets in fixed income securities. The fixed income portion of the Fund will invest in a wide range of domestic and foreign fixed income securities, such as bonds, including securities not based on the U.S. dollar. The majority of the Fund’s foreign investments may be in “Yankee bonds” (bonds payable in U.S. dollars that are issued in the United States by foreign banks and corporations). The Fund may also invest up to 25% of its total assets in below-investment grade securities (those rated below Baa/BBB by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”), respectively, that the Fund's Subadvisor, CEP, believes do not involve undue risk to income or principal. The lowest credit-rating categories in which the Fund invests are Caa/CCC (as rated by Moody’s/S&P). Incorporating fundamental, “bottom-up” credit and market analysis, CEP invests the Fund’s assets primarily in bonds with 7- to 30- year maturities. For the fixed income portion of the Fund, CEP typically:
•	Determines sector weightings based on the relative attractiveness of corporates, mortgages, agencies, and Treasuries using fundamental and quantitative analysis.
•	Selects securities by analyzing bonds within their peer group and choosing the most favorable issuers from a risk/return standpoint based on proprietary research.
•	Maintains durations within a range of plus or minus 10% of the Fund’s fixed income benchmark.
The Fund may invest more than 65% of its total assets in stocks if CEP considers conditions in the stock market to be more favorable than those in the bond market, and the Fund may invest more than 25% of its total assets in fixed income securities if CEP considers conditions in the bond market to be more favorable than those in the stock market.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund.
Credit Risk— the issuer of bonds or other debt securities may not be able to meet interest or principal payments when the bonds come due.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars.
Foreign Securities Risk—securities or other investments of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.
Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.
High Yield Risk—below-investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, and liquidity risk.
Interest Rate Risk—fixed-coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline.
Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.
Liquidity Risk—particular investments, such as illiquid securities, may not be able to be sold at the price the Fund would like or the Fund may have to sell them at a loss.
Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions. Equity investments generally have greater volatility than fixed income investments.
Mid-Capitalization Stock Risk—The stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Political Risk—changes in the political status of any country can have profound effects on the value of investments exposed to that country.
Prepayment Risk—many bonds and debt securities have call provisions that may result in debtors paying back the debt prior to maturity during periods of decreasing interest rates.
Reinvestment Risk—investors may have difficulty reinvesting payments from debtors and may receive lower rates than from their original investments.
U.S. Government Securities Risk—obligations issued by some U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises such as Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Government, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and Federal

2	Managers Investment Group

Managers AMG Chicago Equity Partners Balanced Fund SUMMARY PROSPECTUS

Home Loan Banks (“FHLBs”) are not backed by the full faith and credit of the U.S. Government and are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. Government will provide financial support.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of two broad based securities market indices and to a composite index, which more accurately reflects the composition of the Fund's portfolio.
As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.
The performance information of the Fund’s Investor Class shares (formerly Class A shares of the Fund, which were renamed Investor Class shares as of December 1, 2012) in the bar chart and for periods prior to December 1, 2012 does not reflect the impact of any previously imposed front end or deferred sales charges (loads) that were in effect until November 30, 2012. Because the Fund’s Service Class shares have not operated for a full calendar year, performance history for this share class is not available. Service Class shares would have similar annual returns as Investor Class and Institutional Class shares because all of the classes are invested in the same portfolio of securities. However, Service Class shares are subject to different expenses than Investor Class and Institutional Class shares, and Service Class share performance would vary to that extent. To obtain updated performance information please visit www.managersinvest.com or call 800.835.3879.
Calendar Year Total Returns as of 12/31/12 (Investor Class)
Best Quarter: 12.03% (2nd Quarter 2009)
Worst Quarter: -9.69% (4th Quarter 2008)
Average Annual Total Returns as of 12/31/12
Managers AMG Chicago Equity Partners Balanced Fund	1 Year	5 Years	10 Years
Investor Class Return Before Taxes	9.86%	4.88%	7.87%
Average Annual Total Returns as of 12/31/12 (continued)
Managers AMG Chicago Equity Partners Balanced Fund	1 Year	5 Years	10 Years
Investor Class Return After Taxes on Distributions	8.66%	4.19%	7.27%
Investor Class Return After Taxes on Distributions and Sale of Fund Shares	7.40%	3.97%	6.71%
Institutional Class Return Before Taxes	10.09%	5.15%	8.21%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)	16.42%	1.92%	7.52%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	4.22%	5.95%	5.18%
Composite Index (composed of 60% Russell 1000® Index & 40% Barclays Capital U.S. Aggregate Bond Index) (reflects no deduction for fees, expenses, or taxes)	11.65%	4.50%	7.22%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only, and after-tax returns for other share classes shares.
Portfolio Management
Investment Manager
Managers Investment Group LLC
Subadvisor
Chicago Equity Partners, LLC ("CEP")
Portfolio Managers
Equity Team
David C. Coughenour
Founder and Chief Investment Officer – Equities of CEP;
Portfolio Manager of the Fund since 12/00.
Robert H. Kramer
Founder, Managing Director, and Analyst of CEP
Portfolio Manager of the Fund since 12/00.
Fixed Income Team
Michael J. Millhouse
Managing Director and Chief Investment Officer –Fixed Income of CEP
Portfolio Manager of the Fund since 12/06.
Michael J. Budd
Director and Analyst of CEP;
Portfolio Manager of the Fund since 12/06.

Managers Investment Group	3

Managers AMG Chicago Equity Partners Balanced Fund SUMMARY PROSPECTUS

Curt A. Mitchell
Director and Analyst of CEP;
Portfolio Manager of the Fund since 12/06.
Buying and Selling Fund Shares
Initial Investment Minimum
Investor Class
Regular Account: $2,000
Individual Retirement Account: $1,000
Service Class
Regular Account: $100,000
Individual Retirement Account: $25,000
Institutional Class
Regular Account: $1,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Investor Class and Service Class (all accounts): $100
Institutional Class (all accounts): $1,000
Transaction Policies
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).
Managers
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

4	Managers Investment Group